Exhibit 99.1
Exhibit 99.1

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the annual report of New England Power Company (the “Company”) on Form 10-K for the fiscal year ended March 31, 2003 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Stephen P. Lewis, President of the Company, certify, to the best of my knowledge, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1) The Report fully complies with the requirements of section 13(a) or 15 (d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: June 27, 2003

/s/ Stephen P. Lewis
Stephen P. Lewis
President